Share Capital and Reserves	12 Months Ended
Dec. 31, 2020
Disclosure of classes of share capital [abstract]
Share Capital and Reserves
Note 20 – Share Capital and Reserves

A.	Share Capital

	Company
	No. of shares
	(’000)
	2020	2019
Authorised and in issue at January, 1	53,858	53,827
Issued for share plan	13	31
Authorised and in issue at December. 31	53,871	53,858

All shares rank equally with regards to Company’s residual assets.  The holders of ordinary shares are entitled to receive dividends as declared from time to time, and are entitled to one vote per share at meetings of the Company. All issued shares are fully paid with no par value.

The capital structure of the Company comprises of issued capital and accumulated profits.  The management manages its capital structure to ensure that the Company will be able to continue to operate as a going concern. The Company is not subjected to externally imposed capital requirement.

In 2020, 12,661 (2019: 31,749) ordinary shares were granted under the Share Incentive Plan to key management at an average price of $21.09 (2019: $16.38) per share.

B.	Translation reserve

The translation reserve includes all the foreign currency differences stemming from translation of financial statements of foreign activities as well as from translation of items defined as investments in foreign activities commencing from January 1, 2007 (the date IC first adopted IFRS).

C.	Capital reserves

The capital reserve reflects the portion of the gain or loss on the hedging instrument that is determined to be an effective hedge (ie the portion that is offset by the change in the cash flow hedge reserve).

D.	Dividends

On November 27, 2018, Kenon announced that its board of directors approved a cash dividend of $1.86 per share (an aggregate amount of approximately $100 million), to Kenon’s shareholders of record as of the close of trading on December 7, 2018, for payment on December 17, 2018.

On November 4, 2019, Kenon announced that its board of directors approved a cash dividend of $1.21 per share (an aggregate amount of approximately $65 million), to Kenon’s shareholders of record as of the close of trading on November 18, 2019, for payment on November 26, 2019.

On October 21, 2020, Kenon announced that its shareholders approved a cash dividend of $2.23 per share (an aggregate amount of approximately $120 million), to Kenon’s shareholders of record as of the close of trading on November 3, 2020, for payment on November 10, 2020.

E.	Kenon's share plan

Kenon has established a share incentive plan for its directors and management. The plan provides grants of Kenon shares, as well as stock options in respect of Kenon’s shares, to directors and officers of the Company pursuant to awards, which may be granted by Kenon from time to time, representing up to 3% of the total issued shares (excluding treasury shares) of Kenon. During 2020, 2019 and 2018, Kenon granted awards of shares to certain members of its management. Such shares are vested upon the satisfaction of certain conditions, including the recipient’s continued employment in a specified capacity and Kenon’s listing on each of the NYSE and the TASE. The fair value of the shares granted in 2020 is $267 thousand (2019: $520 thousand, 2018: $404 thousand) and was determined based on the fair value of Kenon’s shares on the grant date. Kenon recognized $350 thousand as general and administrative expenses in 2020 (2019: $511 thousand, 2018: $732 thousand).